UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 30, 2025 (April 29, 2025)
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
(a) & (b)    Voting Results for 2025 Annual Meeting
On April 29, 2025, First Horizon Corporation ("First Horizon") held its annual meeting of shareholders. At the annual meeting, three vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.
VOTE ITEM 1
ELECTION OF DIRECTORS
Outcome: All Nominees were Elected

Nominee	For	Against	Abstain	Broker Non-Vote
Jeffrey J. Brown	391,589,831	2,115,579	423,427	44,538,266
Velia Carboni	391,320,478	2,392,901	415,458	44,538,266
John C. Compton	361,379,187	32,365,053	384,597	44,538,266
Wendy P. Davidson	390,437,994	3,271,363	419,480	44,538,266
John W. Dietrich	361,688,393	32,030,977	409,468	44,538,266
D. Bryan Jordan	379,582,289	14,109,805	436,743	44,538,266
J. Michael Kemp, Sr.	388,681,600	4,989,743	457,494	44,538,266
Rick E. Maples	388,731,656	5,046,179	351,002	44,538,266
Vicki R. Palmer	384,526,700	9,192,061	410,076	44,538,266
Colin V. Reed	384,086,247	9,629,535	413,055	44,538,266
Cecelia D. Stewart	390,376,709	3,341,863	410,266	44,538,266
R. Eugene Taylor	388,501,491	5,171,482	455,864	44,538,266

VOTE ITEM 2
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Advisory resolution to approve compensation of certain executive officers as described in the 2025 Proxy Statement	382,222,904	11,118,155	787,778	44,538,266

VOTE ITEM 3
RATIFICATION OF APPOINTMENT OF AUDITOR
Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-Vote
KPMG LLP	405,592,968	32,790,297	283,837	—

2	FORM 8-K CURRENT REPORT 4/29/2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

April 30, 2025	By:	/s/ Shannon M. Hernandez
Shannon M. Hernandez
Senior Vice President, Assistant General Counsel and Corporate Secretary

3	FORM 8-K CURRENT REPORT 4/29/2025